UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2013

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 31, 2013, Dunkin’ Brands Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended December 29, 2012. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information contained in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 8.01 Other Events.
On January 31, 2013, the Company also announced that its Board of Directors has approved a $0.19 per common share quarterly dividend. The dividend is payable on February 20, 2013 to shareholders of record at the close of business on February 11, 2013. The declaration of any future dividends is subject to the Board’s discretion. The full text of the Company’s press release issued today regarding this dividend is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Dunkin’ Brands Group, Inc. dated January 31, 2013 regarding the release of quarterly and annual financial results and other information.

99.2	Press Release of Dunkin’ Brands Group, Inc. dated January 31, 2013 announcing the declaration of a $0.19 quarterly dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Nigel Travis
Nigel Travis
Chief Executive Officer
Date: January 31, 2013

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Dunkin’ Brands Group, Inc. dated January 31, 2013 regarding the release of quarterly financial results and other information.
99.2	Press Release of Dunkin’ Brands Group, Inc. dated January 31, 2013 announcing the declaration of a $0.19 quarterly dividend.